UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2011

MobileBits Holdings Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53953	26-3033276
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1990 Main Street Suite 750 Sarasota, FL 34236
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (941) 309-5356

Not Applicable
(Former name or former address, if changed since last report.)

Copies to:
Gregg E. Jaclin, Esq.
Thomas Slusarczyk, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 6, 2011 (the “Closing Date”), MobileBits Holding Corporation, a Nevada Corporation (the “Company” or “Parent”), through MB Pringo Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), completed a merger with Pringo, Inc. a Delaware corporation (“Pringo”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated June 23, 2011 (the “Merger”). As a result of the Merger, Merger Sub merged with and into Pringo, with Pringo surviving the Merger as a wholly owned subsidiary of the Parent.

Pursuant to the Merger Agreement, each share of common stock of Pringo issued and outstanding immediately prior to the effective time, was converted into the right to receive a number of shares of common stock of Parent such that immediately after the Merger,  Pringo’s stockholders, and the holders of Pringo’s outstanding options and warrants, own fifty percent (50%) of Parent’s then outstanding shares of common stock on a fully diluted basis (as if all of Pringo’s and Parent’s options and warrants were exercised), and Parent’s stockholders, and holders of Parent’s outstanding options and warrants, own fifty percent (50%) of its then outstanding shares of Parent common stock on a fully diluted basis (as if all of Pringo’s and Parent’s options and warrants were exercised).  At the closing of the Merger, Pringo’s stockholders immediately prior to the Merger were issued 29,453,544 shares of common stock of Parent.

All shares of Pringo common stock outstanding immediately prior to the Merger are no long outstanding and were automatically cancelled and retired and ceased to exist, and each certificate previously representing any such shares now represents the right to receive a certificate representing the shares of Parent common stock into which such Pringo common stock was converted into the Merger.  All the issued and outstanding options to purchase common stock of Pringo prior to the Merger were vested and converted into options to purchase Parent common stock.

Other than in respect to the transaction, there is no material relationship among the Pringo stockholders and any of Parent’s affiliates, directors or officers.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 29, 2011, as amended on October 3, 2011, a copy of which is attached as Exhibit 2.1 to the Company’s Form 8-K filed on October 7, 2011, as amended on December 6, 2011 (a description of such amendment is included in this Item 2.01), and are incorporated herein by reference.

About Pringo

Pringo is a Delaware “C” Corporation headquartered in Los Angeles, California. Established in 2006, Pringo offers software products that combine multi-lingual enterprise-class portals, content management systems, social collaboration features, and user management tools in various open-source packages. Pringo’s clients include Comcast, eHarmony, Scripps, and Square Enix. Pringo distinguishes itself from other products of the same class in the market in four distinct areas: Pringo products are offered in an open-source format; available in 23 languages; Pringo products are easily integrated and easily deployed by enterprises; and Pringo offers over 400 customizable features.  For more information regarding Pringo see our Schedule 14C Information Statement filed with the Securities and Exchange Commission on October 13, 2011, specifically Appendix C, “Financial Conditions and Certain Other Information Regarding Pringo, Inc.”

Amendment of Agreement and Plan of Merger

On December 6, 2011, Parent, MB Pringo Merger Sub, Inc. a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and Pringo entered into a second amendment (the “Amendment No.2 to Agreement and Plan of Merger”) to that certain Agreement and Plan of Merger dated June 23, 2011 (the “Original Agreement”), as amended on October 3, 2011,  by and among Parent, Merger Sub and Pringo pursuant to which provides for the merger of Pringo with Parent.

This Amendment No. 2 to Agreement and Plan of Merger amends and restates Section 2.2 and Section 5.9(c) of the Original Agreement to provide that, Parent will not assume the unexercised and unexpired options to purchase Pringo common stock under the Pringo stock option plan.  The effect of this amendment is that Pringo option holders will be issued Parent common stock under the Pringo stock option plan and not the Parent stock option plan.  Under the amendment, Parent also agreed to adopt a stock option plan within 15 months of the effective time of the merger.

A copy of the Agreement and Plan of Merger Amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Agreement and Plan of Merger Amendment is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger Amendment.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 2.01 of this Report, which disclosure is incorporated herein by reference.

The shares of common stock issued to the former shareholders of Pringo in connection with the Merger were offered and sold to such persons in a private transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”).  We made this determination based on the representations from each Pringo shareholder that (i) such shareholder is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) the shareholder agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) the shareholder has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (iv) the shareholder had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (v) the shareholder has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

Item 5.01      Changes in Control of Registrant.

Reference is made to the disclosure set forth under Items 2.01 and 5.02 of this Report, which disclosure is incorporated herein by reference.

As disclosed in Items 2.01 of this Report, in connection with the Merger, on the Closing Date, we issued 29,453,544 shares of common stock to the former shareholders of Pringo.  As such, immediately following the Merger, the former shareholders of Pringo and the shareholders of Parent each hold 50% of the total voting power of our common stock entitled to vote then outstanding on a fully diluted basis (as if all outstanding options and warrants of both companies were exercised).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(a)   Resignation of Director and Officer

On the Closing Date, Walter Kostiuk resigned from the positions of Chief Executive Officer, Secretary and Treasurer of the Company, effective immediately. Mr. Kostiuk’s resignation was not in connection with any known disagreement with us on any matter.

(b)   Appointment of Directors and Officers

On the Closing Date, our Board of Directors increased its size from one to five members, appointing Majid Abai, Farid Moradi, Matthew Mountain, and Ian Lambert as the new directors of the Company.  Mr. Kostiuk remains as a director of the Company and was named Chairman of the Board.  In addition, our Board of Directors named Farid Moradi as Vice Chairman of the Board of Directors of the Company.

On the Closing Date, our Board of Directors appointed (i) Majid Abai as our Chief Executive Officer and (ii) Walter Kostiuk as our President, Chief Strategy Officer and Chief Financial Officer.

A brief description of the background and business experience of our executive officers and directors is as follows:

Majid Abai

Director and Chief Executive Officer, age 47

Majid Abai has been our Chief Executive Officer and Director since December 2011.  From January 2008 to December 2011, Mr. Abai was the Chief Executive Officer of Pringo, Inc., where he was instrumental in expansion of the company’s product line, revenues and client base. From August 2007 to December 2007, Mr. Abai was the Chief Executive officer of The Abai Group, a management and technical consulting firm in Los Angeles, CA.  From November 1995 to August 2006, Mr. Abai was the founder and Chief Executive Officer of Seena Technologies Corporation, an organization focused on Data and Knowledge Management and Enterprise Architecture.

Qualifications: For the past two decades, Mr. Abai has founded, led, merged and spearheaded structural reform to enhance the profitability and competiveness of technology-based organizations which have catered to Fortune 2000 organizations, small to Medium-sized enterprises, and government offices. Prior to taking the lead role at MobileBits, Majid was the CEO of Pringo Inc.

Majid’s technical background in the areas of business intelligence, social media & knowledge management resulted in coauthoring Data Strategy, a book designed to help streamline the management of information within organizations. Mr. Abai was an adjunct professor of Computer Science at UCLA for 9 years and is a frequent contributor to various online publications as well as speaker at conferences globally regarding technology, social media, and mobile applications.

Walter Kostiuk

Director, President, Chief Strategy Officer and Chief Financial Officer, age 45

Mr. Kostiuk has been our President, Chief Strategy Officer, Chief Financial Officer, and Chairman of the Board of Director since December 2011.  From January 2010 to November 2011, Mr. Kostiuk served as our Chief Executive Officer and sole Director. From March 2009 to January 2010, Mr. Kostiuk served as Chief Executive Officer and sole Director of MobileBits Corporation, our wholly-owned subsidiary.  From 2007 to 2008, Mr. Kostiuk held an executive leadership role at Expert System SpA, where he was directly responsible for the mobile enterprise search strategy and business.  From 2005 to 2007, Mr. Kostiuk was the Vice President of Global Business Development at AskMeNow, an provider of a human-based mobile question & answer search solution, From 1999 to 2005 Mr. Kostiuk held an senior leadership position at Research In Motion, makers of the BlackBerry smartphones.

Qualifications: Mr. Kostiuk brings 17 years of experience in the wireless, web and mobile applications industries; participating in both high growth and early-stage technology companies. He has founded both venture capital & investment banker backed companiess as well as participated in very high growth mobile technology companies.

Ian Lambert

Director, age 66

Mr. Lambert has been our director since December 2011.  Mr. Lambert's broad exposure to a wide range of business activities includes experience in oil & gas development, marketing, manufacturing, data processing operations and software development, and precious metals and mineral exploration and development. His current positions include: President/Director, Trade Winds Ventures Inc., (mineral exploration) April 1990 to present; Director, North Sea Energy Inc., (oil and gas production), Sept. 2007 to present; Director, Sunorca Development Corp. (energy, oil & gas projects) December, 2000 to present; Director, Strategic Mining Corp., (mineral exploration) March 2010 to present; Advisory Board, Mobilebits Corp. (wireless mobile technology) November, 2009 to present.

Prior to becoming an Officer and Director of public companies, he served several years each as Manager, Systems Consulting for Deloitte Haskins & Sells Associates, Manager Systems Development for Cominco Ltd. and MacMillan Bloedel Ltd., and Systems Analyst, Mobil Oil Canada.

Qualifications:  Mr. Lambert has over forty years of experience in the management and financing of public companies and over twenty one years with Trade Winds Ventures Inc. (TWD).  He holds a Bachelor of Commerce degree in quantitative analysis and computer science from the University of Saskatchewan. His strengths are in the areas of corporate structuring and strategic planning, regulatory compliance with both the SEC and Canadian regulatory authorities, public financing arrangements and investor and institutional marketing activities. He recently lead a transaction to sell Trade Winds Ventures to Detour Gold Corporation, valued at $84 million.  Trade Winds Ventures is a TSX Venture Top 50 Company.  He is an active Director and Chair of the Audit Committee for North Sea Energy Inc. (NUK), a publicly traded North Sea oil producer.

Farid Moradi

Director, age 49

Mr. Moradi has been our Vice Chairman of the Board of Directors since December 2011.  From the inception of Pringo in October 2006 to December 2011, Mr. Moradi was the Chairman of the Board of Directors of Pringo.   From February 1998 to the present, Mr. Moradi has been the President and owner of Pacific Bancorp Inc., an organization focused on real estate investment and financing.  Mr. Moradi is a member and in good standing with NMLS and California Department of Real Estate.

Qualifications:  Mr. Moradi has more than 22 years of finance and investments experience.  Mr. Moradi was an early investor in Pringo, was instrumental in establishing the executive team and creating the long-term strategy for the company.  He has been the president and owner of Pacific Bancorp Inc. and focused on multi-million dollar real estate ventures.

Matthew Mountain

Director, age 38

Dr. Matthew Mountain has been a member of the board since December 2011. Dr. Mountain is a graduate of the National University of Health Sciences where he received a B.S. degree in Human Biology and a Doctor of Chiropractic. Since 2001, Dr. Mountain served as owner, operator and Clinical Director of Mountain Medical Center in Florida.  Mountain Medical Center specializes in vascular surgery, diagnostic imaging, interventional pain management and gastroenterology.

Qualifications:  Dr. Mountain founded and leads an early incubator fund organized with a mandate to enable Florida technology companies with seed funding to grow their business. His investment group provided seed funding for MobileBits in 2009.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our stockholders or until removed from office in accordance with our bylaws. Our officers are appointed by our Board of Directors and hold office until removed by the Board of Directors.

Family Relationships

There are no family relationships between our directors and officers.

Transactions with Related Persons

None of our directors or officers had any transactions with related parties.

Employment Agreements with Executive Officers

Employment Agreement with Majid Abai

On December 2, 2011, the Company and Majid Abai entered into an Employment Agreement (the “Abai Employment Agreement”), to employ Mr. Abai as the Company’s Chief Executive Officer. The initial term of employment under this Agreement is until December 31, 2014, and automatically extends for periods of one year unless terminated during such renewal period by either party. Pursuant to the Employment Agreement, Mr. Abai is entitled to the following compensation and benefits:

●	A base salary at an annual rate of $210,000, which will be increased in the following event:

a) increase to $260,000 30 days after the closing of an offering or offerings to investors of equity securities of the Company with a combined aggregate value of at least $3,000,000 since June 24, 2011 at a per share price of no less than $0.51;
b) increase to $310,000 30 days after the closing of an offering or offerings to investors of equity securities of the Company with a combined aggregate value of at least $6,000,000 since June 24, 2011 at a per share price of no less than $0.51;
c) increase to $400,000 30 days after the closing of an offering or offerings to investors of equity securities of the Company with a combined aggregate value of at least $10,000,000 since June 24, 2011 at a per share price of no less than$ 0.51: and
d) increased by a minimum of 5% annually.

●
During the employment term, the Mr. Abai is eligible to participate in the Company’s bonus and other incentive compensation plans and programs (if any) for the Company’s executives at a level commensurate with this position.  Such bonuses shall be determined by the Compensation Committee as formed by the Board of Directors of the Company.

●
In addition, upon the approval of the board Mr. Abai is eligible to receive a quarterly incentive bonus of $25,000 if the Company maintains a Market Capitalization (as defined in Abai Employment Agreement) of over $50 million for more than 60 days within the quarter and/or the quarterly revenue quotas (as established by the Board of Directors of the Company) are exceeded by 25% or more. This amount will increase to $50,000 per quarter should the Company’s Market Capitalization increase to $100 million and/or the quarterly revenue quotas are exceeded by 50% or more; and to $75,000 per quarter should the Market Capitalization reach $250 million and/or the quarterly revenue quotas are exceeded by 75% or more; and to $100,000 per quarter should the Market Capitalization reach $500 million and/or the quarterly revenue quotas are exceeded by 100% or more. Market Capitalization shall mean the aggregate worldwide market value of the Company’s common stock, calculated by multiplying the closing stock price as listed on the OTCBB or other stock exchange (such as NASDAQ or NYSE) times the number of issued and outstanding shares.

●
On the commencement date of employment, the Company issued to Mr. Abai an option to purchase 3,000,000 shares of our common stock at an exercise price equal to 100% of the fair market value of the Company’s common stock on such date.  Such options shall vest upon the earlier to occur of the closing of an M&A Transaction (as defined in the agreement) or an initial public offering of the Company’s common stock on a major US or international stock exchange, in each case that values the Company at $100,000,000 or more (the “Transaction Value”).  If the Transaction Value is $100,000,000 or more, but less than $250,000,000, the option shall vest as to 1,000,000 shares and shall immediately lapse as to the remaining 2,000,000 shares; if the Transaction Value is $250,000,000 or more, but less than $500,000,000, the option shall vest as to 2,000,000 shares and shall immediately lapse as to the remaining 1,000,000 shares; if the Transaction Value is $500,000,000 or more, the option shall vest as to all 3,000,000 shares.   These options have a term of seven years.

●
Mr. Abai was awarded a signing bonus option, with a term of seven years and an exercise price of $0.51 per share, to purchase 2,000,000 shares of common stock of the Company that will vest as follows:
a) 240,000 will vest immediately upon the commencement of the employment;
b) the rest will vest at the rate of 160,000 options per month for 11 months.

●
Awards of employment option, with a term of seven years and an exercise price of $0.51 per share, to purchase 6,750,000 shares of common stock of the Company that will vest over a period of 36 months, 187,500 shares per month.

●
an automobile benefit starting 30 days after the closing of an offering or offerings to investors of equity securities of the Company with a combined aggregate value of at least $10,000,000 since June 24, 2011. At that time, Mr. Abai will receive up to $1,000 automobile benefit per month.

●	Eligibility to participate in the Company’s benefit plans that are generally provided for executive employees.

Upon certain termination events and a change in control of the Company, Mr. Abai is entitled to certain payments from the Company as described in the employment agreement. Pursuant to the Abai Employment Agreement, the Company will indemnify Mr. Abai to the fullest extent that would be permitted by law or by the organizational documents of the Company for certain liabilities arising by reason of his employment by the Company, excluding liabilities resulted from fraud, gross negligence or willful misconduct of Mr. Abai. Pursuant to the Employment Agreement, Mr. Abai is also subject to a confidentiality covenant, a non-compete covenant, a non-solicitation covenant.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Employment Agreement with Walter Kostiuk

On December 2, 2011, the Company and Walter Kostiuk entered into an Employment Agreement to employ Mr. Kostiuk as the Company’s President and Chief Strategy Officer. The initial term of employment under this agreement is until December 31, 2014, and automatically extends for periods of one year unless terminated during such renewal period by either party. Pursuant to the employment agreement, Mr. Kostiuk is entitled to the following compensation and benefits:

●	A base salary at an annual rate of $210,000, which will be increased in the following event:

e) increase to $260,000 30 days after the closing of an offering or offerings to investors of equity securities of the Company with a combined aggregate value of at least $3,000,000 since June 24, 2011 at a per share price of no less than $0.51;
f) increase to $310,000 30 days after the closing of an offering or offerings to investors of equity securities of the Company with a combined aggregate value of at least $6,000,000 since June 24, 2011 at a per share price of no less than $0.51;
g) increase to $400,000 30 days after the closing of an offering or offerings to investors of equity securities of the Company with a combined aggregate value of at least $10,000,000 since June 24, 2011 at a per share price of no less than $0.51; and
h) increased by a minimum of 5% annually.

●
During the employment term, the Mr. Kostiuk is eligible to participate in the Company’s bonus and other incentive compensation plans and programs (if any) for the Company’s executives at a level commensurate with this position.  Such bonuses shall be determined by the Compensation Committee as formed by the Board of Directors of the Company.

●
In addition, upon the approval of the board Mr. Kostiuk is eligible to receive a quarterly incentive bonus of $25,000 if the Company maintains a Market Capitalization (as defined below) of over $50 million for more than 60 days within the quarter and/or the quarterly revenue quotas (as established by the Board of Directors of the Company) are exceeded by 25% or more. This amount will increase to $50,000 per quarter should the Company’s Market Capitalization increase to $100 million and/or the quarterly revenue quotas are exceeded by 50% or more; and to $75,000 per quarter should the Market Capitalization reach $250 million and/or the quarterly revenue quotas are exceeded by 75% or more; and to $100,000 per quarter should the Market Capitalization reach $500 million and/or the quarterly revenue quotas are exceeded by 100% or more. Market Capitalization shall mean the aggregate worldwide market value of the Company’s common stock, calculated by multiplying the closing stock price as listed on the OTCBB or other stock exchange (such as NASDAQ or NYSE) times the number of issued and outstanding shares.

●
On the commencement date of employment, the Company issued to Mr. Kostiuk an option to purchase 3,000,000 shares of our common stock at an exercise price equal to 100% of the fair market value of the Company’s common stock on such date.  Such options shall vest upon the earlier to occur of the closing of an M&A Transaction (as defined in the agreement) or an initial public offering of the Company’s common stock on a major US or international stock exchange, in each case that values the Company at $100,000,000 or more (the “Transaction Value”).  If the Transaction Value is $100,000,000 or more, but less than $250,000,000, the option shall vest as to 1,000,000 shares and shall immediately lapse as to the remaining 2,000,000 shares; if the Transaction Value is $250,000,000 or more, but less than $500,000,000, the option shall vest as to 2,000,000 shares and shall immediately lapse as to the remaining 1,000,000 shares; if the Transaction Value is $500,000,000 or more, the option shall vest as to all 3,000,000 shares.   These options have a term of seven years.

●
On the commencement date Mr. Kostiuk was granted options, with a term of seven years and an exercise price of the fair market value of the shares on the commencement date, to purchase 6,750,000 shares of common stock of the Company that will vest over a period of 36 months, 187,500 shares per month.

●
an automobile benefit starting 30 days after the closing of an offering or offerings to investors of equity securities of the Company with a combined aggregate value of at least $10,000,000 since June 24, 2011. At that time, Mr. Kostiuk will receive up to $1,000 automobile benefit per month.

●	Eligibility to participate in the Company’s benefit plans that are generally provided for executive employees.

Upon certain termination events and a change in control of the Company, Mr. Kostiuk is entitled to certain payments from the Company as described in the employment agreement.  Pursuant to the employment agreement, the Company will also indemnify Mr. Kostiuk to the fullest extent that would be permitted by law or by the organizational documents of the Company for certain liabilities arising by reason of his employment by the Company, excluding liabilities resulted from fraud, gross negligence or willful misconduct of Mr. Kostiuk.  Pursuant to the employment agreement, Mr. Kostiuk is also subject to a confidentiality / ownership rights covenant, a non-compete covenant, and a non-solicitation covenant.

The foregoing description of the employment agreement is qualified in its entirety by reference to the employment agreement, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Director Agreements with Majid Abai and Walter Kostiuk (employee directors)

On December 6, 2011, Majid Abai and Walter Kostiuk each entered into a Director Agreement with the Company, and its two wholly-owned subsidiaries, Pringo and MobileBits Corporation. Pursuant to the Director Agreements agreed to act as directors of the Company, and its subsidiaries Pringo and MobileBits Corporation. The term of the agreement is for one year, and is subject to renewal upon re-election by a majority of the shareholders of the Company and its two subsidiaries. Pursuant to the Director Agreements, the Company agreed to indemnify Mr. Abai and Mr. Kostiuk to the fullest extent that would be permitted by law or by the organizational documents of the Company for certain liabilities arising by reason of his directorship with the Company, excluding liabilities resulted from fraud, gross negligence or willful misconduct of Mr. Abai.   Mr. Abai are Mr. Kostiuk are also subject to a non-disclosure covenant anda non-solicitation covenant.

The foregoing description of the Director Agreements for Mr.. Abai and Mr. Kostiuk are qualified in their entirety by reference to (i) the Abai Director Agreement, a copy of which is filed herewith as Exhibit 10.3 and is incorporated herein by reference and (ii) the Kostiuk Director Agreement, a copy of which is filed herewith as Exhibit 10.4 and is incorporated herein by reference.

Director Agreements with Farid Moradi, Matthew Mountain, and Ian Lambert (non-employee directors)

On December 6, 2011, Farid Moradi, Matthew Mountain and Ian Lambert each entered into a Director Agreement with the Company, and its two wholly-owned subsidiaries, Pringo and MobileBits Corporation. Pursuant to the Director Agreements agreed to act as directors of the Company, and its subsidiaries Pringo and MobileBits Corporation. The term of the agreement is for one year, and is subject to renewal upon re-election by a majority of the shareholders of the Company and its two subsidiaries. Pursuant to the Director Agreements, the Company agreed to indemnify Mr. Moradi, Mr. Mountain and Mr. Lambert to the fullest extent that would be permitted by law or by the organizational documents of the Company for certain liabilities arising by reason of his directorship with the Company, excluding liabilities resulted from fraud, gross negligence or willful misconduct of such director. Mr. Moradi, Mr. Mountain and Mr. Lambert are also subject to a non-disclosure covenant and a non-solicitation covenant.

Pursuant to the Director Agreements, Mr. Moradi, Mr. Mountain, and Mr. Lambert is each entitled to receive an option to purchase a total of 150,000 shares of common stock of the Company at an exercise price of $0.51 per share for the Director’s services rendered hereunder for all three entities, subject to the vesting schedule provided in the Director Agreements. Each of the three directors is also entitled to receive $300 for each Board meeting he attended in person and $150 for each Board meeting he remotely attended. During the directorship term, the Company shall reimburse the directors for all reasonable out-of-pocket expenses incurred by the directors in attending any in-person meetings, provided that the director complies with the generally applicable policies, practices and procedures of the Company for submission of expense reports, receipts or similar documentation of such expenses.

The foregoing description of the Director Agreements for Mr. Moradi, Mr. Mountain and Mr. Lambert are qualified in their entirety by reference to (i) the Moradi Director Agreement, a copy of which is filed herewith as Exhibit 10.5 and is incorporated herein by reference; (ii) the Mountain Director Agreement, a copy of which is filed herewith as Exhibit 10.6 and is incorporated herein by reference; and (iii) the Lambert Director Agreement, a copy of which is field herewith as Exhibit 10.7 and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

We issued a joint press release with Pringo on December 6, 2011 regarding the matters described in Items 2.01, 3.02, 5.01 and 5.02 of this Current Report on Form 8-K.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

Information set forth herein contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, which involve a number of risks and uncertainties.  Parent and Pringo caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.  Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Parent and Pringo, including future financial and operating results, the combined company’s plans, objectives, expectations (financial or otherwise) and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the outcome of pending or potential litigation or governmental investigations; the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; uncertainty of the expected financial performance of Parent following completion of the proposed transaction; Parent’s ability to achieve the cost savings and synergies contemplated by the proposed transaction within the expected time frame; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; and general economic conditions that are less favorable than expected.  Additional information and other factors are contained in Parent’s filings with the Securities and Exchange Commission (the “SEC”), including Parent’s Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site http://www.sec.gov.  Parent disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

To be filed by amendment as Exhibit 99.1 to this Report and incorporated herein by reference are the Audited Financial Statements for the year ended December 31, 2010 and 2009 for Pringo, Inc. no later than 75 calendar days after December 6, 2011.

(b) Pro Forma Financial Information.

To be filed by amendment as Exhibit 99.2 to this Report and incorporated herein by reference is unaudited pro forma combined financial information of MobileBits Holding Corporation and its subsidiaries no later than 75 calendar days after December 6, 2011.

(d) Exhibits

Exhibit
Number	Description

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated December 6, 2011, by and among MobileBits Holdings Corporation, MB Pringo Merger Sub, Inc., and Pringo, Inc

10.1	Employment Agreement, dated December 2, 2011, by and between MobileBits Holdings Corporation and Majid Abai.

10.2	Employment Agreement, dated December 2, 2011, by and between MobileBits Holdings Corporation and Walter Kostiuk.

10.3	Director Agreement (Employee Director), dated December 6, 2011, by and between MobileBits Holdings Corporation, Pringo, Inc, MobileBits Corporation, and Majid Abai.

10.4	Director Agreement (Employee Director), dated December 6, 2011, by and between MobileBits Holdings Corporation, Pringo, Inc, MobileBits Corporation, and Walter Kostiuk.

10.5	Director Agreement (Non-Employee Director), dated December 6, 2011, by and between MobileBits Holdings Corporation, Pringo, Inc, MobileBits Corporation, and Farid Moradi.

10.6	Director Agreement (Non-Employee Director), dated December 6, 2011, by and between MobileBits Holdings Corporation, Pringo, Inc, MobileBits Corporation, and Matthew Mountain.

10.7	Director Agreement (Non-Employee Director), dated December 6, 2011, by and between MobileBits Holdings Corporation, Pringo, Inc, MobileBits Corporation, and Ian Lambert.

99.1	Audited Financial Statements for the year ended December 31, 2010 and 2009 for Pringo, Inc.*

99.2	Pro forma combined financial information of MobileBits Holding Corporation and its subsidiaries.*

99.3	Joint Press Release

* To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILEBITS HOLDINGS CORP.

Date: December 7, 2011	By:	/s/ Majid Abai
Majid Abai
Chief Executive Officer